UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 26, 2003

eUniverse, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26355 (Commission File Number)	06-1556248 (IRS Employer Identification No.)

6060 Center Drive, Suite #300 Los Angeles, California (Address of Principal Executive Offices)	90045 (Zip Code)

Registrant’s telephone number, including area code: (310) 215-1001

N/A

(Former name or former address, if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure

Attached hereto as Exhibit 3.1, and incorporated herein by reference, is a copy of an amendment to the Company’s Bylaws which was approved by the Company’s Board of Directors on November 14, 2003.

Item 7.	Exhibits

Exhibit Number	Description

3.1	Addition to Article I of Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eUniverse, Inc.

Date: November 26, 2003	By:	/s/ Thomas Flahie

Thomas Flahie Chief Financial Officer